                                                                    EXHIBIT 10.1
                                 THIRD AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

     THIS THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "AMENDMENT"), dated as of August 31, 1999, is entered into between CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation ("LENDER"), on the one hand, and WHEREHOUSE ENTERTAINMENT, INC., a Delaware corporation, WHEREHOUSE.COM, INC., a California corporation, WHEREHOUSE SUBSIDIARY I CO., INC., a Delaware corporation, WHEREHOUSE SUBSIDIARY II CO., INC., a California corporation, and WHEREHOUSE SUBSIDIARY III CO., INC., a Delaware corporation (collectively, "BORROWER"), on the other.

                                    RECITALS

     A. Borrower and Lender have previously entered into an Amended and Restated Loan and Security Agreement dated as of October 26, 1998, as amended by a First Amendment dated as of November 30, 1998 and as further amended by a Second Amendment dated as of May 14, 1999 (the "LOAN AGREEMENT"), pursuant to which Lender has made certain loans and financial accommodations available to Borrower. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

     B. Borrower and Lender wish to amend the Loan Agreement on the terms and conditions set forth in this Amendment. Borrower is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Lender's rights or remedies as set forth in the Loan Agreement is being waived or modified by the terms of this Amendment.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Amendment to Covenant Regarding Investments. Clause (f) of Section 9.10 of the Loan Agreement is amended to read in its entirety as follows:

          "(f) Investments or Distributions such that, after giving effect to such Investment or Distribution, Borrower has Excess Availability of at least Twenty Million Dollars ($20,000,000) under the Tranche A Line, provided that, at the time of such Investment or Distribution there is no Event of Default and no event that with notice or passage of time or both would be an Event of Default, provided further that, the aggregate amount of such Investments does not exceed Twenty Million Dollars ($20,000,000) during the term of this Agreement; provided further that, at the time of such Investment, such Investment is an Investment in a Person with a similar line of business as Borrower;"

     2. Amendment Regarding Financial Statements. Clause (i) of Section 9.6(a) of the Loan Agreement is amended to read in its entirety as follows:

          "(i) within thirty (30) days after the end of each fiscal month other than April, July, October, and January, monthly unaudited consolidated financial statements (including balance sheets, statements of income and loss and statements of shareholders' equity), and for each fiscal month ending April 30, July 31, October 31, and January 31, promptly upon the delivery by Borrower of its quarterly report on Form 10-Q to the Securities and Exchange Commission, but in no event later than fifty (50) days after the end of such April, July, October or January, monthly unaudited consolidated financial statements (including balance sheets, statements of income and loss and statements of shareholders' equity), provided that if Borrower is not required to file such reports with the Securities and Exchange Commission, Borrower shall provide such monthly financial statements within forty-five (45) days after the end of each April, July, October and January;"

     3. Amendment Regarding Annual Financial Statements. Clause (iii) of Section 9.6(a) of the Loan Agreement is amended to read in its entirety as follows:

          "(iii) promptly upon the delivery of the same to the Securities and Exchange Commission, but in no event later than one hundred five (105) days after the end of the fiscal year, audited consolidated financial statements (including in each case balance sheets, statements of income and loss, statements of cash flow and statements of shareholders' equity), and the accompanying notes thereto, all in reasonable detail, fairly presenting the financial position and the results of the operations of Borrower and its subsidiaries as of the end of and for such fiscal year, together with the opinion of independent certified public accountants, which accountants shall be an independent accounting firm selected by Borrower and reasonably acceptable to Lender, that such financial statements have been prepared in accordance with GAAP, and present fairly the financial condition and results of operations of Borrower and its subsidiaries as of the end of and for the fiscal year then ended, provided that if Borrower is not required to file such financial statements and opinions with the Securities and Exchange Commission, Borrower shall provide all such financial statements and opinions within ninety (90) days after the end of the fiscal year."

     4. Reincorporation. Lender hereby consents to the reincorporation of Wherehouse.com, Inc. by means of a statutory merger of Wherehouse.com, Inc. with and into a corporation formed under the laws of one of the States of the United States of America, provided that each of the following conditions is satisfied prior to such merger:

     (a) Formation. The surviving corporation shall have been formed for the purpose of the merger and shall not have conducted any business prior to the merger;

     (b) No Liens. Lender shall have received evidence satisfactory to it that the surviving corporation is not subject to any liens and has not entered into any agreements with or granted any rights to any Person other than Wherehouse.com, Inc.

     (c) Security Documents. The surviving corporation shall execute and deliver all agreements, instruments and documents requested by Lender in order to maintain Lender's first priority security interest in the assets of Wherehouse.com, Inc.

     (d) Searches to Reflect. Lender shall have received certified searches reflecting the filing of UCC-1 financing statements showing the surviving corporation as debtor and Lender as secured party in such jurisdictions as Lender may request, and such searches to reflect shall be satisfactory to Lender;

     (e) No Conflict. The merger shall not conflict with or violate, constitute a default under, or confer rights on any other Person under the charter documents of Wherehouse.com, Inc or the surviving corporation, any law or regulation to which either of them is subject, or any agreement, understanding, judgment, stipulation, or court order binding upon either of them or to which either of them is a party.

     5. Effectiveness of this Amendment. Lender must have received the following items, in form and content acceptable to Lender, before this Amendment is effective and before Lender is required to extend any credit to Borrower as provided for by this Amendment:

     (a) Amendment. This Amendment fully executed in a sufficient number of counterparts for distribution to Lender and Borrower;

     (b) Authorizations. Evidence that the execution, delivery and performance by Borrower and each guarantor or subordinating creditor of this Amendment and any instrument or agreement required under this Amendment have been duly authorized;

     (c) Representations and Warranties. The representations and warranties set forth in the Loan Agreement must be true and correct;

     (d) Consents. Counterparts of the Consent appended hereto (the "CONSENT") executed on behalf of each of Wherehouse Holding I Co., Inc., a Delaware corporation and Wherehouse Holding II Co., Inc., a Delaware corporation ("GUARANTORS", and together with Borrower, each a "LOAN PARTY" and collectively the "LOAN PARTIES"); and

     (e) Fee. Lender shall have received an amendment fee in the amount of $15,500.

     5. Representations and Warranties. Borrower represents and warrants as follows:

     (a) Authority. Each Loan Party has the requisite corporate power and authority to execute and deliver this Amendment or the Consent, as applicable, and to perform its obligations hereunder and under the Financing Agreements (as amended or modified hereby) to which it is a party. The execution, delivery and performance by Borrower of this Amendment and by each other Loan Party of the Consent, and the performance by each Loan Party of each Financing Agreement (as amended or modified hereby) to which it is a party have been duly approved by all necessary corporate action of such Loan Party and no other corporate proceedings on the part of such Loan Party are necessary to consummate such transactions.

     (b) Enforceability. This Amendment has been duly executed and delivered by Borrower. The Consent has been duly executed and delivered by each Guarantor. This Amendment and each Financing Agreement (as amended or modified hereby) is the legal, valid and binding obligation of each Loan Party hereto or thereto, enforceable against such Loan Party in accordance with its terms, and is in full force and effect.

     (c) Representations and Warranties. The representations and warranties contained in each Financing Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

     (d) No Default. No event has occurred and is continuing that constitutes an Event of Default.

     6. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California governing contracts only to be performed in that State.

     7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment or the Consent by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment or the Consent.

     8. Reference to and Effect on the Financing Agreements.

     (a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Financing Agreements to "the Loan Agreement", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

     (b) Except as specifically amended above, the Loan Agreement and all other Financing Agreements, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to Lender.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Financing Agreements, nor constitute a waiver of any provision of any of the Financing Agreements.

     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

                                     CONGRESS FINANCIAL CORPORATION (WESTERN)


                                     By: /s/ D.B. LAUGHTON
                                         ---------------------------------
                                     Name: D.B. Laughton
                                     Title: SVP


                                     WHEREHOUSE ENTERTAINMENT, INC.


                                     By: /s/ C.M. FUERTSCH
                                         ---------------------------------
                                     Name: C.M. Fuertsch
                                     Title: Vice President, Treasurer


                                     WHEREHOUSE.COM, INC.


                                     By: /s/ C.M. FUERTSCH
                                         ---------------------------------
                                     Name: C.M. Fuertsch
                                     Title: Vice President, Treasurer


                                     WHEREHOUSE SUBSIDIARY I CO., INC.


                                     By: /s/ C.M. FUERTSCH
                                         ---------------------------------
                                     Name: C.M. Fuertsch
                                     Title: Vice President, Treasurer

                                     WHEREHOUSE SUBSIDIARY II CO., INC.


                                     By: /s/ C.M. FUERTSCH
                                         ---------------------------------
                                     Name: C.M. Fuertsch
                                     Title: Vice President, Treasurer


                                     WHEREHOUSE SUBSIDIARY III CO., INC.


                                     By: /s/ C.M. FUERTSCH
                                         ---------------------------------
                                     Name: C.M. Fuertsch
                                     Title: Vice President, Treasurer

                                     CONSENT


                           Dated as of August 31, 1999

     The undersigned, as Guarantors under their respective Guarantee, each dated as of October 26, 1998 (as such terms are defined in and under the Loan Agreement referred to in the foregoing Amendment), each hereby consents and agrees to said Amendment and hereby confirms and agrees that its respective Guarantee is, and shall continue to be in, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of said Amendment, each reference in each such Guarantor's Guarantee to the "Loan Agreement", "thereunder", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended or modified by the said Amendment.



                                     WHEREHOUSE HOLDING I CO., INC.


                                     By: /s/ C.M. FUERTSCH
                                         ---------------------------------
                                     Name: C.M. Fuertsch
                                     Title: Vice President, Treasurer



                                     WHEREHOUSE HOLDING II CO., INC.


                                     By: /s/ C.M. FUERTSCH
                                         ---------------------------------
                                     Name: C.M. Fuertsch
                                     Title: Vice President, Treasurer